JP Morgan Healthcare Conference January 2018 Exhibit 99.1

Acceleron Forward-Looking Statements 2 THIS PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS ABOUT THE COMPANY’S STRATEGY, FUTURE PLANS and prospects, including statements regarding the development of the Company's compounds, the timeline for clinical development and regulatory approval of the Company’s compounds and the expected timing for reporting of data from ongoing clinical trials. The words “anticipate,” “believe,” “could,” “estimate,” “expect,” “goal,” “intend,” “may,” “plan,” “potential,” “project,” “should,” “target,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE INCLUDED IN THE FORWARD-LOOKING STATEMENTS DUE to various risks and uncertainties, including, but not limited to, that preclinical testing of the Company's compounds and data from clinical trials may not be predictive of the results or success of ongoing or later clinical trials, that the development of the Company's compounds will take longer and/or cost more than planned, that the Company or its collaboration partner, Celgene, will be unable to successfully complete the clinical development of the Company’s compounds, that the Company or Celgene may be delayed in initiating, enrolling or completing any clinical trials, and that the Company's compounds will not receive regulatory approval or become commercially successful products. These and other risks and uncertainties are identified under the heading "Risk Factors" included in the Company's most recent Annual Report on Form 10-K, and other filings that the Company has made and may make with the SEC in the future. THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PRESENTATION ARE BASED ON MANAGEMENT’S CURRENT views, plans, estimates, assumptions and projections with respect to future events, and the Company does not undertake and specifically disclaims any obligation to update any forward-looking statements.

3 Our mission is to transform the lives of patients with serious and rare diseases

MUSCLE PULMONARY Harnessing the Power of TGF-Beta Biology 4 TGF-Beta HEMATOLOGY Strategic Focus in Three Therapeutic Areas Growth Repair Differentiation C E L L U L A R :

High Unmet Medical Need Across Therapeutic Area Focus HEMATOLOGY NEUROMUSCULAR PULMONARY MDS / Thalassemia / MF FSHD / CMT PAH  No approved anemia therapies  RBC transfusions + off-label meds  Focal muscle disease  Physical therapy and bracing  Multiple drugs approved, yet still only 5-7 year survival 5

Our Vision 6 Leader in neuromuscular and pulmonary Complement in-house research portfolio success with BD efforts to drive therapeutic area leadership Drive life-cycle management Potential multi-billion $ asset Leader in chronic anemia HEMATOLOGY Develop first-in/best-in class assets NEUROMUSCULAR PULMONARY

Building Therapeutic Area Leadership Phase 1 Myelodysplastic Syndromes (MDS) Beta-Thalassemia FSH Dystrophy Neuromuscular Disease Preclinical Phase 2 Phase 3 Product Hematology Luspatercept Sotatercept ACE-2494 Neuromuscular ACE-083 MEDALIST Phase 3 COMMANDS Phase 3 (Planned) BELIEVE Phase 3 Phase 2 Base/Extension Myelofibrosis (MF) Phase 2 BEYOND Phase 2 7 Phase 2 CMT Disease Phase 1 Phase 2 MDS/Beta-Thalassemia Sotatercept Phase 2 Study (Planned) Pulmonary Arterial Hypertension (PAH) Pulmonary ACE-1334 Pulmonary Disease Preclinical Phase 2 (Planned)

Hematology: Luspatercept

Chronic Anemia Due to Rare Blood Disorders BETA-THALASSEMIA Genetic hemoglobin mutation MYELOFIBROSIS Fibrotic bone marrow disease LOWER-RISK MDS Bone marrow failure disorder CHRONIC ANEMIA 9

High Need for RBC Transfusion Reduction/Elimination 10 Reduces quality of life Negatively impacts progression and survival Inconvenient – 3 to 5 hours every 2 to 3 weeks Causes high spikes and low troughs in Hb levels Human derived product Potential iron overload

Increase and maintain ↑ hemoglobin levels Reduce or eliminate RBC transfusion burden LUSPATERCEPT TREATMENT GOALS: 11

Non-EPO Driven/Ineffective Erythropoiesis Chronic Anemias 12 EPO: erythropoietin Erythropoiesis-stimulating agent Erythroid maturation agent (EMA) Luspatercept-responsive 1 2 3 4 5 6 7 EPO-dependent ESA Luspatercept Hemoglobin (Hb) production

Multiple Phase 3 and Phase 2 Trials Ongoing and Planned 13 Lower-risk MDS PHASE 2 Beta-thalassemia Myelofibrosis First-line / ESA Naive RS+ ESA Refractory / Ineligible Non-Transfusion-Dependent Transfusion-Dependent Monotherapy / Combination PHASE 2

MDS Trials Supported by Luspatercept Phase 2 Results 14 Lower-risk MDS First-line / ESA Naïve RS+ ESA Refractory / Ineligible 55%1 39%2 RBC Transfusion Independence 1. ASH 2017: ESA naïve LR MDS patients, RBC-TI: 17/31 or 55% 2. ASH 2015: RS+ LR MDS patients, RBC-TI: 12/31 or 39% RBC Transfusion Independence Phase 2 Results

Beta-Thalassemia Trials Supported by Luspatercept Phase 2 Results 15 Beta-thalassemia Non-Transfusion-Dependent Transfusion-Dependent 52%1 41%2 Increase in Mean Hb ≥ 1.5 g/dL 1. EHA 2017: NTD patients, ≥ 1.5 g/dL, 16/31 or 52%, over a 12-week period on treatment versus baseline 2. EHA 2017: TD patients, 12/29 or 41%, in weeks 13-24 fixed interval compared to 12 weeks pre-treatment RBC Transfusion Reduction ≥ 33% PHASE 2 Phase 2 Results

MF Trial Supported by Sotatercept Phase 2 MD Anderson IST Results 16 Myelofibrosis Monotherapy 39%1 30%2 Anemia Response 1. ASH 2017: sotatercept, 7/18 or 39% of evaluable patients 2. ASH 2017: sotatercept, 3/10 or 30% of evaluable patients Combination Therapy Anemia Response Phase 2 Results

>40K PATIENTS MDS (RS+) ESA Experienced/Ineligible NTD Beta-Thalassemia >20K PATIENTS Myelofibrosis >15K PATIENTS >20K PATIENTS TD Beta-Thalassemia MDS First-line >20K PATIENTS ADDRESSABLE US/EU PATIENT POPULATION POTENTIAL NEW INDICATION >115K Building a Potential Multi-Billion Dollar Anemia Brand 17

Long-Term Durability of Response (Ongoing Phase 2 Trials) 18 MDS MF 3 YEARS 2 YEARS 1 YEAR Median1 19 Months Median2 14.2 Months Median3 -thal 1. ASH 2017: Mutational Profile and Analysis of Lower-Risk Myelodysplastic Syndromes (MDS) Patients Treated with Luspatercept: Phase 2 PACE-MDS Study 2. EHA 2017: Luspatercept Increases Hemoglobin and Decreases Transfusion Burden in Adults With Beta-Thalassemia 3. ASH 2017: Sotatercept (ACE-011) Alone and with Ruxolitinib in Patients with MPN-associated Myelofibrosis (MF) and Anemia, 7/18 monotherapy

Collaborating with the Leader in Hematology 19 PROGRAM COSTS 100% Celgene funded WORLDWIDE ROYALTY Low- to mid-20% MILESTONES $185M outstanding CO-PROMOTE North America Celebrating 10 years of partnership

Neuromuscular Disease

ACE-083 Local Agent Building a Neuromuscular Franchise with ACE-083 and ACE-2494 21 ACE-2494 Systemic Agent

 Administered into target muscle for concentrated effect ACE-083: A Locally-Acting Myostatin+ Therapy to Target Focal Muscle Disease 22 FSHD MYOPATHY  20,000 US patients CMT NEUROPATHY  > 100,000 US patients

Preliminary Results for Phase 2 FSHD Study - Part 1, Cohorts 1 and 2 Pooled 23 N=11 N=12 % Ch an ge in T o tal M u sc le V o lu m e Tibialis Anterior Biceps Brachii 12.6% 13.2% 0 5 10 15 20 A b sol u te Ch an ge in F at F rac tio n Tibialis Anterior Biceps Brachii -5.3% -0.6% -10 -5 0 5 N=11 N=12 Safety Summary No serious adverse events, a majority of adverse events were injection-site related and grades 1-2 One patient with related grade 3 non-serious adverse event of “lower leg intramuscular swelling” MRI 3 weeks after last dose

Pulmonary Disease

Building a Pulmonary Platform Starting with PAH 25

Sotatercept Profile and Preclinical Results in PAH



Normal Artery



PAH Artery



Pulmonary Arterioles (10-50 µm, N=100) Classification (%)
% of Completely Muscularized Vessels
72.5%
67.4%
29.3%**
Test Compound
Vehicle
Sildenafil
Sotatercept[1]

SOTATERCEPT IS A TGF-BETA LIGAND TRAP

- Blocks activin restoring the BMP signaling pathway
- Phase 2 ready with ~400 patients of clinical experience
- Subcutaneous injection every three weeks
- Outperforms standard of care in preclinical animal models

26

ACCELERON

Where Could Sotatercept Fit in Treatment Paradigm? 27 Endothelin Receptor Antagonists (ERAs) PDE-5 Inhibitors Prostacyclin Standard of Care Options MOA: Vasodilation + + + Goal: Significantly Extend Survival and Quality of Life with Disease Modifying Combination sGC Stimulators + SOTATERCEPT MOA: Vascular Remodeling/ Disease Modifying Sequential or Immediate Combination

Upcoming Corporate Priorities HEMATOLOGY  Luspatercept – MEDALIST and BELIEVE Phase 3 trial top-line results expected in mid-2018 – Initiate the COMMANDS Phase 3 trial in 1H 2018 NEUROMUSCULAR  ACE-083 – FSHD and CMT Part 1 of Phase 2 trial preliminary results from all dose-escalation cohorts in 2H 2018 – Initiate FSHD Part 2 of Phase 2 trial Q2 2018 – Initiate CMT Part 2 of Phase 2 trial YE 2018  ACE-2494 – Phase 1 healthy volunteer trial results in 1H 2019 PULMONARY  Sotatercept – Initiate Phase 2 trial in PAH in 1H 2018 28

Our Commitment to Late-Stage Milestones 29